First Northwest Bancorp

Investor Presentation

Fourth Quarter 2021

January 2022

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $1.9 billion* in assets
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of December 31, 2021, unless otherwise specified

First Fed Executive Team



Matt Deines
President and CEO



Terry Anderson
Chief Credit Officer



Geri Bullard
Chief Financial Officer



Kelly Liske
Chief Banking Officer



Chris Riffle
Chief Operating Officer | General Counsel



Derek Brown
Chief HR and Marketing Officer

Major Strategic Initiatives

Fintech Partners

- Primary focus is on payments utilizing our compliance capabilities and access to payment rails
- Will consider adding low-cost deposit gathering strategies in the future
- In discussions with technology partners to enhance existing payment capabilities to move toward same day (real time) payments
- Performing due diligence on two payment related fintechs which would utilize and pay for First Fed payment rails

Launch of quin

- Joint Venture launched in early 2021
- Version 1 of product soft-launched Q3 2021
- Custom built mobile app designed by quin employees formerly from Simple, Acorns, Cross River, Quovo and Vetter
- quin is offered nationally and focuses on financial wellness and lifestyle protection for Millennials and Gen Z
- Revenue is generated by subscription fee and interchange income

Marketplace Lending

- Focus on leveraging our charter, credit and compliance capabilities and low cost of capital
- Announced partnership with Splash Financial, a leader in Marketplace Lending
- Fee income and interest income potential
- Water Station Partnership to finance equipment loans for individuals looking for tax relief and cash flow
- Actively reviewing other partnership opportunities

Investment in Technology

- Deposit Account Opening (Terafina)
- Mortgage Production (Blend/Ellie Mae)
- Digital Consumer Lending (Meridian Link)
- Small Business Lending (Sageworks)
- Digital Marketing Program (Salesforce)
- Construction Lending (Built)
- Data/API Platform (MuleSoft)
- FP&A Software (Adaptive Insights)

First Northwest Bancorp

Selected Balance Sheet Detail

($ in Millions)


$780
$885
$1,216
$864
$940
$1,259
$878
$1,002
$1,307
$1,142
$1,334
$1,654
$1,350
$1,581
$1,921
2017
2018
2019
2020
2021
Loans, Net ALLL
Total Deposits
Total Assets

Source: Company documents; Financial data as of December 31, 2021

Substantial Growth While Enhancing Asset Mix

($ in Thousands)


Other
$34,553
3%
BOLI
$30,027
2%
Cash
$48,739
4%
Investments
$315,580
24%
2019
Total Assets:
$1,307M
Loans, Net ALLL
$878,437
67%


Other
$44,576
3%
BOLI
$38,353
2%
Cash
$65,155
4%
Investments
$364,296
22%
2020
Total Assets:
$1,654M
Loans, Net ALLL
$1,141,969
69%


Other
$61,275
3%
BOLI
$39,318
2%
Cash
$126,01
6 7%
Investments
$344,212
18%
2021
Total Assets:
$1,921M
Loans, Net ALLL
$1,350,260
70%

Source: Company documents; Financial data as December 31, 2021

Securities Portfolio


US Govt Bonds
1%
Corp Debt
17%
Corp ABS
4%
SBA
4%
Q4 2021
Yield
2.68%
MBS
41%
Municipal
Bonds
33%

Investment Portfolio Characteristics as of December 31, 2021

- Book Value: $341.5 Million
- Market Value $344.2 Million
- Effective Duration: 5.17 years
- Average Life: 5.72 years
- Municipal Securities – Portfolio Ratings:
  - Aaa/AAA $23.5M
  - Aa1/AA+ $ 7.0M
  - Aa2/AA- $41.8M
  - Aa3/AA- $30.7M
  - A1/A+ $ 3.0M
  - A2/A $ 4.5M
- 100% available-for-sale securities

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Building Revenue

($ in Thousands)



2019
2020
2021
$37,865
$43,958
$58,298
Net Interest Income



2019
2020
2021
$1,763
$1,743
$2,127
$1,253
$6,570
$5,773
Interchange Income
Revenue from Sold Loans



Net Interest Income 84.4%
Non-interest Income 15.6%
2019
Total Operating Revenue: $44.9M
Net Interest Income 73.5%
Non-interest Income 26.5%
2020
Total Operating Revenue: $59.8M
Net Interest Income 78.8%
Non-interest Income 21.2%
2021
Total Operating Revenue: $73.9M

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Measurable Improved Profitability

Net Income ($ in Thousands)



$4,938
$7,105
$9,014
$10,340
$15,418
2017
2018
2019
2020
2021

ROAA (%)



0.43%
0.58%
0.72%
0.72%
0.87%
2017
2018
2019
2020
2021

Efficiency Ratio (%)



78.82%
76.93%
73.80%
69.33%
73.03%
2017
2018
2019
2020
2021

Net Interest Margin (%)



3.15%
3.20%
3.20%
3.27%
3.51%
2017
2018
2019
2020
2021

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2021

Net Interest Income and Margin

($ in Thousands)


$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
3.17%
3.14%
3.11%
3.10%
3.36%
3.46%
3.48%
3.34%
3.58%
3.58%
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
Net Interest Income
Net Interest Margin

Source: S&P Global Market Intelligence; Financial data as of December 31, 2021

First Northwest Bancorp

Balance Sheet Growth

($ in Millions)

Actual (Ex. PPP)
PPP Loans

Total Assets


CAGR[1]: 13.0%
$1,216
$1,259
$1,307
$1,654
$23
$1,921
$15
2017
2018
2019
2020
2021

Total Loans and Leases


CAGR[1]: 14.4%
$779
$864
$878
$1,142
$23
$1,350
$15
2017
2018
2019
2020
2021

Total Deposits


CAGR[1]: 14.7%
Loan / Deposit (%)
$885
$940
$1,002
$1,334
$1,581
88%
92%
88%
86%
85%
2017
2018
2019
2020
2021

Total Equity


$177
$172
$177
$186
$190
2017
2018
2019
2020
2021

1) CAGR calculated from first period to last period shown in chart

Source: Company documents; Financial data as of December 31, 2021

Strong Core Deposit Composition


Brokered CDs
4%
Retail CDs
11%
Non-Int. Checking
22%
Q4 2021
Cost of Deposits
0.20%
Interest Checking
13%
MMDA & Savings
50%

Deposits by Type ($ in thousands)	12/31/2021 Balance	% of Total	Change from prior year
MMDA & Savings	$ 792,435	50.1%	$198,858
Non-Interest Checking	343,932	21.6%	69,002
Interest Checking	196,970	12.5%	(33,350)
Retail CDs	181,509	11.5%	40,729
Brokered CDs	65,734	4.2%	(28,176)
Total Deposits	**$1,522,916**	**100.0%**	**$247,063**
Core Deposits	$1,514,846	95.8%	$275,239

- Strong deposit base with "sticky" funding – core deposits of $1.5B, which represents 95.8% of total deposits
- 0.20% cost of total deposits for the quarter ending 12/31/2021
- Cost of total deposits down 14 basis points from the quarter ended 12/31/2020
- Noninterest-bearing deposits grew 25.1% during 2021

1) Core deposits defined as total deposits less brokered CDs

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Loan Portfolio Composition


Other Consumer
7%
PPP
1%
Commercial
and Industrial
5%
Auto
9%
Commercial
Real Estate
27%
Q4 2021
Yield
4.49%
Multi-Family
13%
Construction
and
Development
16%
1-4 Family
22%

Loans by Type ($ in thousands)	12/31/2021 Balance	% of Total	Change from prior year
Commercial Real Estate	$ 363,299	26.6%	$ 66,725
1-4 Family	294,965	21.6%	(14,863)
Construction and Development	224,709	16.5%	101,082
Multi-Family	172,409	12.6%	9,942
Auto	120,578	8.8%	14,136
Other Consumer	101,363	7.4%	46,469
Commercial and Industrial	65,286	4.8%	(11,704)
PPP	14,552	1.1%	(8,659)
Deferred Fees	8,223	0.6%	6,440
Total Loans	**$1,365,384**	**100.0%**	**$209,568**

- Commercial relationship-based lending strategy with strong credit culture
- MRQ yield on loans of 4.49%
- Construction lending categories to total loans: acquisition-renovation loans 3.7%, 1-4 family construction 4.9%, and Multi-Family construction 6.6%
- Approximate 69.4% NOO / 30.6% OO commercial real estate split (excluding Multi-Family)
- 18.1% increase, or $209.6 million, over prior year

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Historically Strong Asset Quality

NPA / Assets (%)



0.13
0.15
0.15
0.14
0.07
Texas Ratio
2021: 0.65%
2017
2018
2019
2020
2021

Loan Loss Reserve / Total Loans (%)



1.11
1.09
1.08
1.19
1.11
ALLL/Total Loans (Ex. PPP)
2021: 1.13%
2017
2018
2019
2020
2021

NCOs / Avg. Loans (%)



0.00
0.05
0.07
0.08
0.01
2017
2018
2019
2020
2021

- Growth focused on appropriate risk adjusted return loan types
- Use of enhanced underwriting throughout the COVID-19 pandemic
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.07% as of December 31, 2021

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2021

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of December 31, 2021, the Company had repurchased 365,050 shares of common stock at an average price of $17.01 per share for a total cost of $6.2 million

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- Board-approved dividend for Q1 2022, announced on January 26, 2022, of $0.07 per share


$0.03
$0.13
$0.21
$0.25
2018
2019
2020
2021

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Bank Level Capital Ratios

TCE / TA



11.9%
11.1%
11.4%
10.1%
10.3%
2017
2018
2019
2020
2021

Leverage Ratio



12.5%
11.5%
12.2%
10.3%
10.6%
2017
2018
2019
2020
2021

Tier 1 Capital Ratio



18.0%
17.0%
17.5%
13.4%
13.8%
2017
2018
2019
2020
2021

Total RBC Ratio



19.1%
18.2%
18.7%
14.6%
14.9%
2017
2018
2019
2020
2021

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Building Value with Improved ROAE and EPS Growth

Return on Avg. Equity


2.78%
4.09%
5.13%
5.79%
8.19%
2017
2018
2019
2020
2021

Diluted Earnings per Share


$0.46
$0.68
$0.91
$1.10
$1.66
2017
2018
2019
2020
2021

Historical Book Value per Share


$15.02
$15.42
$16.48
$18.19
$19.10
2017
2018
2019
2020
2021

Historical TCE Ratio


14.56%
13.69%
13.53%
11.27%
9.82%
2017
2018
2019
2020
2021

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2021

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2020Q4	2021Q1	2021Q2	2021Q3	2021Q4
Assets ($000)					
Total Cash and Cash Equivalents	65,155	99,271	80,722	76,120	126,016
Available for Sale Securities	364,296	393,495	370,500	325,890	344,212
Other Securities	5,977	3,997	5,597	4,397	5,196
Total Cash & Securities	**435,428**	**496,763**	**456,819**	**406,407**	**475,424**
Gross Loans Held for Investment	1,155,816	1,170,704	1,260,928	1,360,369	1,365,384
Loan Loss Reserve	(13,847)	(14,265)	(14,588)	(15,243)	(15,124)
Loans Held for Sale	3,753	4,037	1,971	2,231	760
Total Net Loans	**1,145,722**	**1,160,476**	**1,248,311**	**1,347,357**	**1,351,020**
Sold Loan Servicing Rights	2,120	2,309	2,381	2,934	3,282
Fixed Assets	14,785	14,795	16,386	18,188	19,830
Bank-owned Life Insurance	38,353	38,596	38,839	39,080	39,318
Total Other Assets	17,941	23,354	24,655	31,171	32,207
Total Assets	**1,654,349**	**1,736,293**	**1,787,391**	**1,845,137**	**1,921,081**
Liabilities ($000)					
Non-Interest Bearing	274,930	296,232	307,119	328,463	343,932
Interest Bearing	1,058,587	1,138,575	1,134,619	1,194,453	1,236,648
Total Deposits	**1,333,517**	**1,434,807**	**1,441,738**	**1,522,916**	**1,580,580**
FHLB Borrowings	109,977	50,000	90,000	60,000	80,000
Subordinated Debt	-	39,310	39,241	39,261	39,280
Total Other Liabilities	24,472	30,078	27,819	35,516	30,741
Total Liabilities	**1,467,966**	**1,554,195**	**1,598,798**	**1,657,693**	**1,730,601**
Equity ($000)					
Total Equity	**186,383**	**182,098**	**188,593**	**187,444**	**190,480**
Total Liabilities and Equity	**1,654,349**	**1,736,293**	**1,787,391**	**1,845,137**	**1,921,081**

Source: Company documents; Financial data as December 31, 2021

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarters Ending				
	2020Q4	2021Q1	2021Q2	2021Q3	2021Q4
Income ($000)					
Interest and fees on loans receivable	11,894	12,541	12,866	14,581	15,041
Interest on mortgage-backed and investment securities	2,018	2,034	2,124	2,138	2,073
Other interest income	65	58	61	59	95
Interest Income	**13,977**	**14,633**	**15,051**	**16,778**	**17,209**
Total interest expense	1,300	1,150	1,402	1,426	1,395
Net Interest Income	**12,677**	**13,483**	**13,649**	**15,352**	**15,814**
Provision for Loan Losses	**930**	**500**	**300**	**700**	**(150)**
Loan and Deposit Fees	940	837	1,001	1,015	1,007
Sold Loan Servicing Fees, Net	146	30	13	815	88
Net Gain on Sale of Loans	2,324	1,337	921	663	1,905
Net Gain on Sale of Investments	912	0	1,124	1,286	0
Bank-Owned life Insurance, Net	249	244	242	241	238
Other	67	256	571	266	1,538
Total Noninterest Income	**4,638**	**2,704**	**3,872**	**4,286**	**4,776**
Compensation & Benefits	7,193	7,295	8,559	8,713	8,948
Other	4,526	4,799	5,148	5,221	5,730
Total Noninterest Expense	**11,719**	**12,094**	**13,707**	**13,934**	**14,678**
Net Income before Taxes	**4,666**	**3,593**	**3,514**	**5,004**	**6,062**
Provision for Taxes	850	473	663	946	1,112
Net Income	**3,816**	**3,120**	**2,851**	**4,058**	**4,950**
Net loss attributable to noncontrolling interest	0	0	145	120	174
Net Income Attributable to FNWB	**3,816**	**3,120**	**2,996**	**4,178**	**5,124**

Source: Company documents; Financial data as December 31, 2021

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

First Fed Mission Statement

Market Expansion

- Opened first King County branch on July 26, 2021, after the acquisition of the Bellevue, Washington branch of Sterling Bank and Trust of Southfield, Michigan, adding $65.4 million in deposit accounts.
- Executed lease to relocate Commercial and Mortgage Lending and Business Center from Downtown Seattle to Downtown Bellevue.
- Relocated Fairhaven, Washington Branch to central location in town.
- Opened new branch location in Ferndale, Washington. Hired Branch Manager with over 30 years of experience in this market.

First Northwest Bancorp

Market Footprint

12 branch locations:

- 5 in Clallam County
- 1 in Jefferson County
- 2 in Kitsap County
- 1 in King County*
- 3 in Whatcom County

* Bellevue branch and team acquired from Sterling Bank and Trust on July 23, 2021.


Branches
ITMs
Business Center

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**7**	**1,012**	**38.7**
2	Sound Financial Bancorp Inc. (WA)	3	437	16.7
3	FS Bancorp Inc. (WA)	2	217	8.3
4	JPMorgan Chase & Co. (NY)	2	212	8.1
5	Wells Fargo & Co. (CA)	1	164	6.3
6	U.S. Bancorp (MN)	2	161	6.2
7	Umpqua Holdings Corp. (OR)	2	142	5.4
8	KeyCorp (OH)	2	120	4.6
9	Olympic Bancorp Inc. (WA)	2	94	3.6
10	Washington Federal Inc. (WA)	1	51	2.0
	Total For Institutions In Market	24	2,615	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,089	23.9
2	Olympic Bancorp Inc. (WA)	11	955	20.9
3	JPMorgan Chase & Co. (NY)	5	679	14.9
4	Wells Fargo & Co. (CA)	5	461	10.1
5	Columbia Banking System Inc. (WA)	6	377	8.3
6	KeyCorp (OH)	5	263	5.8
7	U.S. Bancorp (MN)	4	167	3.7
8	**First Northwest Bancorp (WA)**	**2**	**157**	**3.4**
9	Liberty Northwest Bncp Inc (WA)	1	148	3.2
10	Timberland Bancorp Inc. (WA)	2	84	1.8
	Total For Institutions In Market	51	4,560	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,352	24.3
2	Bank of America Corporation (NC)	2	678	12.2
3	U.S. Bancorp (MN)	5	563	10.1
4	JPMorgan Chase & Co. (NY)	4	479	8.6
5	Washington Federal Inc. (WA)	5	472	8.5
6	Banner Corp. (WA)	5	432	7.8
7	Wells Fargo & Co. (CA)	2	413	7.4
8	KeyCorp (OH)	4	297	5.3
9	Heritage Financial Corp. (WA)	2	236	4.2
10	Pacific Financial Corp. (WA)	3	233	4.2
11	Umpqua Holdings Corp. (OR)	3	169	3.0
12	**First Northwest Bancorp (WA)**	**2**	**111**	**2.0**
	Total For Institutions In Market	48	5,567	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	1	193	23.2
2	FS Bancorp Inc. (WA)	2	166	19.9
3	Olympic Bancorp Inc. (WA)	2	161	19.3
4	JPMorgan Chase & Co. (NY)	1	101	12.2
5	U.S. Bancorp (MN)	2	82	9.8
6	Wells Fargo & Co. (CA)	1	67	8.1
7	Sound Financial Bancorp Inc. (WA)	1	62	7.5
8	**First Northwest Bancorp (WA)**	**1**	**193**	**23.2**
	Total For Institutions In Market	10	831	

Source: FDIC; Deposit data as of June 30, 2021

First Northwest Bancorp

Experienced Leadership Collaborating Across PNW

Name	Title	Location	Years with First Fed	Years in Industry
Matthew P. Deines	President, Chief Executive Officer and Director	Port Angeles, Seattle	2	20+
Terry Anderson	Executive VP, Chief Credit Officer	Sequim	3	25+
Derek J. Brown	Executive VP, Chief Human Resources and Marketing Officer	Sequim	6	20+
Geri Bullard	Executive VP, Chief Financial Officer	Port Angeles, Boise	1.5	25+
Kelly Liske	Executive VP, Chief Banking Officer	Port Townsend	15	20+
Christopher J. Riffle	Executive VP, Chief Operating Officer and General Counsel	Port Angeles	4	14+
Brett Bies	SVP, Chief Information Officer	Port Angeles	10	15+
Jennifer Bolton	SVP, Senior Director of Digital Marketing	Seattle	1	5+
Simran Chaturvedi	SVP, Director of Credit and Data Strategy	New York	<1	15
Daniel Coots	SVP, Commercial Credit Administrator	Port Orchard	1	9
Julie Ellis	SVP, Commercial Loan Operations Manager	Des Moines	<1	25
Tyanna Gadbaw	SVP, Director of Operations	Port Angeles	16	16
David Henry	SVP, Director of Mortgage and Consumer Credit	Port Angeles	5	18
Allison Mahaney	SVP, Corporate Secretary and Assistant General Counsel	Port Angeles	2	2
Stephanie Nicklaus	SVP, Senior Credit Administrator	Tacoma	1	18+
Kasi O'Leary	SVP, Director of Commercial Banking, West	Port Angeles	16	16
Andy Pohlman	SVP, Regional Market President	Bellingham	1	19+
Dawnya Scarano	SVP, Director of Customer Experience	Sequim	37	37
Joel Smith	SVP, Director of Mortgage Lending	Bellingham	3	10+
Steven Smith	SVP, Director of Commercial Banking, East	Bellevue	2	25+

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO
geri.bullard@ourfirstfed.com